CONSTRUCTION LOAN AGREEMENT


                                     BETWEEN


                       AMERICAN RADIO SYSTEMS CORPORATION


                                       AND


                             JUPITER RADIO PARTNERS



                             As of December 11, 1996






















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                           CONSTRUCTION LOAN AGREEMENT

         CONSTRUCTION LOAN AGREEMENT ("Agreement"), dated as of December 11, 1996, between American Radio Systems Corporation, a Delaware corporation ("Lender") and Jupiter Radio Partners, a Florida partnership ("Partnership").

                              W I T N E S S E T H:

         WHEREAS, Partnership has obtained from the Federal Communications Commission (the "FCC") a construction permit to operate radio station WTPX(FM) (the "Station"), and has obtained or will apply for certain other licenses, permits and authorizations relating to the operation of the Station;

         WHEREAS, the parties hereto have entered into that certain Option Agreement dated as of September 20, 1996 (the "Option Agreement"), pursuant to which Partnership granted to Lender an exclusive and irrevocable option to purchase substantially all of the tangible and intangible assets owned or used by Partnership in connection with the business of the Station (the "Assets");

         WHEREAS, Partnership has requested that Lender provide Partnership with financing for the purchase, construction and installation of the Station's antenna on the Tower (as defined in the Tower Lease (as hereinafter defined)) and related costs (collectively, the "Project"); and

         WHEREAS, Lender is willing to make such financing available to Partnership, subject to the terms and conditions of this Agreement;

         NOW THEREFORE, the parties hereto hereby agree as follows:


                             ARTICLE I. DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "Business Day" means any day other than a Saturday, Sunday or day on which commercial banks are authorized or required to be closed in Boston, Massachusetts.

         "Commitment Period" means the period from the date hereof to and including the earliest to occur of (a) the termination of the Option Agreement or the expiration of the "Option Period" thereunder without the "Option" thereunder having been exercised or (b) the date on which the Option is exercised.

         "Default" means an event which, with notice, lapse of time, or both, would constitute an Event of Default.

         "Event of Default" has the meaning set forth in Section 6.1.



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         "Loan  Documents"  means this  Agreement,  the Note,  and the  Security
Documents.

         "Maturity Date" means the earlier to occur of (a) 30 days after the "Option" described in the Option Agreement expires or terminates unexercised,
(b) 30 days after the date by which an asset purchase agreement should be executed under the Option Agreement, if such asset purchase agreement is not executed within such period, (c) 30 days after the termination of the asset purchase agreement pursuant to which Partnership is to sell to Lender the Assets (the "Purchase Agreement"), (d) the closing date under the Purchase Agreement and (e) December 31, 1997.

         "Note" has the meaning set forth in Section 2 5.

         "Request for Loan" means a Request for Loan, substantially in the form of Exhibit A hereto, duly completed by Partnership.

         "Security Documents" means the Security Agreement of even date herewith by Partnership and the Assignment and Pledge Agreement of even date herewith by all of the individual partners of Partnership in favor of Lender.

         "Tower Lease" means the Lease Agreement, dated as of December __, l996, between American Tower Systems, Inc., as Lessor and the Partnership as Lessee.


                              ARTICLE II. THE LOANS.

         Section 2.1  The Loans.

         (a) Subject to the terms and conditions of this Agreement, Lender agrees to make loans to Partnership (each a "Loan" and collectively, the "Loans"), during the Commitment Period, in an aggregate principal amount at any one time outstanding not to exceed One Hundred Fifty Thousand Dollars ($150,000.00) (the "Commitment"), and during the Commitment Period, Partnership may borrow, repay and reborrow up to the amount of the Commitment.

         (b) To obtain each Loan, Partnership shall submit to Lender a Request for Loan, which shall be delivered to Lender at least five Business Days prior to the date of the requested Loan and shall be accompanied by items referred to in said Request for Loan.

         (c) The proceeds of each Loan shall be used for the purpose set forth in each Request for Loan.

         (d) Notwithstanding anything to the contrary, all Loans shall be in such amounts as Lender in its reasonable judgment shall deem acceptable based upon the information contained in the relevant

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Request for Loan and the items and other  information  accompanying such Request for Loan. If Lender is unwilling to disburse all or any portion of the amount requested by Partnership, Lender shall promptly advise Partnership.

         Section 2.2 Disbursement. Subject to the satisfaction of conditions contained in Article III hereof, not later than 1:00 P.M. (Boston time) on the funding date specified in the relevant Request for Loan, Lender shall deposit into account number 2090000766828 maintained by Partnership with First Union National Bank, Punta Gorda, Florida (or such other account or accounts as Partnership may from time to time designate) in immediately available funds, the amount of such Loan.

         Section 2.3 Repayment of Loans. Partnership hereby promises to repay the entire outstanding amount of the Loans, and the Loans shall mature on, the Maturity Date.

         Section 2.4  Interest.

         (a) Partnership agrees to pay interest on the unpaid principal amount of each Loan for the period outstanding (computed on the basis of actual number of days elapsed over a year of 360 days) at a rate per annum equal to 9.00%. Interest accrued on each Loan shall be payable on the date such Loan is prepaid or repaid.

         (b) In the event that any amount payable hereunder or under the Note is not paid or repaid when due (whether at maturity, by acceleration or otherwise), then to the extent permitted by applicable law, such overdue amount shall bear interest, payable on demand, for each day until paid or repaid at a rate per annum equal to 11.00%.

         Section 2.5 Promissory Note. The Loans shall be evidenced by a single Promissory Note of Partnership, substantially in the form of Exhibit B hereto, dated the date hereof, payable to Lender, and otherwise duly completed (the "Note"). Lender is authorized to enter on the grid attached to the Note all information specified therein relating to each Loan, all of which entries, in the absence of manifest error, shall be conclusive and binding on Partnership; provided, however, that the failure of Lender to make any such entries shall not relieve Partnership of its obligations to pay any amount due thereunder or hereunder.

         Section 2.6 Prepayments. Partnership may prepay the Loans, in whole or in part, without premium or penalty, at any time and from time to time prior to the Maturity Date.

         Section 2.7  Payments.

         (a) All payments under this Agreement and the Note shall be made in U.S. Dollars, in immediately available funds, without

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deduction, set-off or counterclaim, to Lender at account number 05-0126-6026 ABA
#011000206 maintained by Lender with Shawmut Bank, Boston, Massachusetts (or such other account or accounts as Lender may from time to time designate) no later than 1:00 P.M. (Boston time) on the relevant due date.

         (b) If the due date for any payment under this Agreement or the Note falls due on a date which is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable on any payment for the period of such extension.

                       ARTICLE III. CONDITIONS PRECEDENT.

         Section 3.1 Conditions Precedent to Initial Loan. The obligation of Lender to make the initial Loan hereunder is subject to the conditions precedent that Lender shall have received the following, all of which must be satisfactory in form and content to Lender in its sole discretion:

         (a) all of the Loan Documents shall have been duly executed and delivered by each party thereto;

         (b) a copy of the Partnership Agreement in respect of Partnership, certified, as of the date of such Loan, as true, correct and complete by a duly authorized partner on behalf of the Partnership;

         (c) a certificate of Partnership, certified, as of the date of such Loan, by a duly authorized partner of Partnership (x) authorizing the execution, delivery and performance of the Loan Documents by Partnership, and (y) certifying the incumbency and authenticity of the signatures of the authorized partners executing the Loan Documents on behalf of Partnership;

         (d) a copy of Partnership's Certificate of Partnership and a Certificate of Good Standing, each certified by the Secretary of State of the State of Florida as of a date no more than five Business Days prior to the date on which the initial Loan is made;

         (e) evidence of the issuance and effectiveness of all necessary licenses and/or approvals by the FCC and any other governmental authority having jurisdiction over radio broadcast stations and/or their facilities to construct the Station; provided, however, that the foregoing shall not require that FCC approval shall have been granted for Partnership's pending application to relocate the Station's transmitter to Hobe Sound, Florida.

         (f) a list of the names of all contractors, subcontractors and suppliers for the Project, to the extent that they have been designated (such contractors, subcontractors and suppliers to be

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reasonably  acceptable to Lender),  which shall be updated by  Partnership  from time to time at the request of Lender, and, at the request of Lender, copies of executed contracts with such contractors, subcontractors and suppliers which shall be in form and substance satisfactory to Lender;

         (g) as soon as available copies of full building permits as required for completion of the Project;

         (h) as soon as available, copies of any and all construction, engineering or similar contracts executed in connection with the Project; and

         (i) evidence of the endorsement to the pertinent insurance policies naming Lender (x) as loss payee with respect to all casualty coverages and containing customary loss payable provisions and (y) as additional insured for all general liability.

         Section 3.2 Conditions Precedent to all Loans. Lender's obligation to make all Loans, including the Initial Loan, is subject to the further conditions precedent that both before and after giving effect to such Loan,

         (a) Lender shall have received a duly completed Request for Loan.

         (b) There shall exist no Default or Event of Default.

         (c) Each of the representations and warranties of Partnership contained in the Loan Documents shall be true and correct in all material respects as of the date of such Loan.

         Each Request for Loan submitted by Partnership in respect of a Loan shall constitute a certification by Partnership to the effect set forth above both as of the date of such Request for Loan and as of the date of such Loan.


                   ARTICLE IV. REPRESENTATIONS AND WARRANTIES.

         Section 4.1  Representations and Warranties.

         (a) For purposes of this Section 4.1, the provisions of Article II of the Option Agreement, together with related definitions, as in effect on the date hereof are hereby incorporated herein by reference (mutatis mutandis) for the benefit of Lender and shall continue in effect for purposes of this Section
4.1 after giving effect to all amendments, waivers, and modifications thereof, but without giving effect to the termination of the Option Agreement (in which event, the provisions of the Option Agreement immediately prior to such termination, shall be incorporated into this Agreement); provided, however, that


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for  purposes  of this  Section  4.1,  references  in  Article  II of the Option
Agreement to (i) "Seller" shall be deemed to mean Partnership, (ii) "Buyer" shall be deemed to mean Lender, (iii) "this Agreement" or use of the terms "hereunder", "herein", "hereinafter", "hereto" or the like shall be deemed to refer to this Construction Loan Agreement, and (iv) "Option Period" shall be deemed to mean the period from the date hereof until the Loans are indefeasibly paid in full; and provided, further, that all references to a "Schedule" shall be deemed to be the relevant Schedule to the Option Agreement.

         (b) Partnership hereby represents and warrants that the representations and warranties contained in said Article II of the Option Agreement (as incorporated into this Agreement pursuant to clause (a) above), are true and correct on and as of the date hereof and after giving effect to the transactions contemplated hereby and by the other Loan Documents.


                              ARTICLE V. COVENANTS.

         Section 5.1  Covenants from Option Agreement.

         Partnership agrees to be bound by and comply with the provisions of Sections 4.01, 4.02 and 4.04 (to the extent applicable to Partnership) of the Option Agreement, which provisions are hereby incorporated herein by reference (mutatis mutandis) pursuant to Section 4.1 hereof.

         Section 5.2 Covenants from Tower Lease. Partnership agrees to be bound by, and comply with the provisions of Sections 7, 8, 9, 10, 11, 12, 13 and 14 of the Tower Lease, which provisions, together with related definitions, as in effect on the date hereof are hereby incorporated herein by reference (mutatis mutandis) for the benefit of Lender (and as if the parties hereto were the parties thereto) and shall continue in effect for purposes of this Section 5.2 after giving effect to all amendments, waivers, and modifications thereof, but without giving effect to the termination of the Tower Lease (in which event, the provisions of the Tower Lease immediately prior to such termination shall be incorporated into this Agreement); provided, however, that for purposes of this
Section 5.2 all references in Sections 7, 8, 9, 10, 11, 12, 13 and 14 of the Tower Lease to (i) "Lessee" shall be deemed to mean Partnership, (ii) "Lessor" shall be deemed to mean Lender (iii) "this Lease" or use of the terms "hereunder", "herein", "hereof" "hereinafter", "hereto" or the like shall be deemed to refer to this Agreement, (iv) "Leased Premises" and "Leased Property" shall be deemed to include the Project, and (v) "Tower Site", "Tower" and "Antenna Site" shall be deemed to encompass the construction of the antenna pursuant to this Agreement; and provided, further, that all references to a "Schedule" shall be deemed to be Schedules to the Tower Lease.

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                          ARTICLE VI. EVENTS OF DEFAULT.

         Section 6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement and the Note:

         (a) Partnership shall fail to pay, within 10 days of when due, the principal of, or, interest on the Loans or any other sum payable hereunder or under any other Loan Document.

         (b) Any representation or warranty made herein, in any other Loan Document or in any Request for Loan shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

         (c) Partnership shall at any time fail to observe, satisfy or perform any other term, covenant or agreement under this Agreement, and such failure shall continue unremedied for a period of 10 days after notice of such failure.

         (d) Partnership shall at any time fail to observe, satisfy or perform any other term, covenant or agreement, contained in the Tower Lease, the Option Agreement, the Purchase Agreement or the Security Documents, and such failure shall continue unremedied for a period, if any, specified in such agreement, or such other cure period as provided in such agreement.

         (e) Partnership shall default in the payment of any other indebtedness, including but not limited to indebtedness for borrowed money, capital obligations or purchase money obligations, or any interest or premium thereon, (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such default shall continue unremedied for a period of 10 days.

         (f) Partnership (i) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (ii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iii) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 60 days or more; or (iv) shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture; or (v) by any act or omission shall indicate its consent to approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property.

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         (g) A material  adverse  change in the financial  condition or business prospects of Partnership shall have occurred since the date hereof.

         Section 6.2 Remedies. (a) If any Event of Default shall occur and be continuing, Lender may, by written notice to Partnership specifying such Event of Default (except in the case of an Event of Default under Section 6.1(f) for which no notice shall be required), terminate the Commitment and/or (at the sole election of Lender) declare the outstanding principal of the Loans, all interest thereon and all other amounts payable under this Agreement and the Note to be forthwith due and payable, whereupon outstanding Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Partnership.

Notwithstanding anything to the contrary, in the case of an Event of Default referred to in Section 6.1(f), the Commitment shall immediately and automatically terminate, and the outstanding Loans, all interest thereon and all other amounts payable under this Agreement and the Note shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Partnership.

         (b) If a Default or an Event of Default has occurred and is continuing, in addition to any other rights and remedies that Lender shall have under applicable law, Lender shall be permitted to exercise any and all of its rights and remedies under the Loan Documents.


                           ARTICLE VII. MISCELLANEOUS.

         Section 7.1 Notices. All notices and other communications hereunder and under the Note shall be in writing, including by facsimile, and shall be deemed to have been duly delivered and received (i) on the date of personal delivery;
(ii) on the fifth day after deposit in the U.S. mail if mailed by registered or certified mail, postage prepaid and return receipt requested; (iii) on the day after delivery to a nationally recognized overnight courier service if sent for next morning delivery; or (iv) when dispatched by facsimile transmission (with the facsimile transmission confirmation being deemed conclusive evidence of such dispatch);

if intended for Lender, shall be addressed as follows:

                  American Radio Systems Corporation
                  116 Huntington Avenue
                  Boston, Massachusetts  02116
                  Attn:    Michael B. Milsom, Esq.
                           Vice President & General Counsel
                  Facsimile:  (617) 375-7575
with a copy to:

                  Howard J. Braun, Esq.
                  Rosenman & Colin LLP
                  1300 l9th Street, NW
                  Washington, DC  20036
                  Facsimile:  (202) 429-0046

or at such other address of which Lender shall have given notice to Partnership in the manner herein provided;

if intended for Partnership, shall be addressed as follows:

                  Jupiter Radio Partners
                  c/o Ms. Patricia S. Dahlin
                  Vice President/Controller
                  InterMart Broadcasting
                  4810 Deltona Drive
                  Punta Gorda, FL  33950
                  Facsimile:  (941) 639-6742

with a copy to:

                  Howard A. Topel, Esq.
                  Mullin, Rhyne, Emmons & Topel, P.C.
                  1225 Connecticut Avenue, NW
                  Suite 300
                  Washington, DC  20036
                  Facsimile:  (202) 872-0604

or at such other address of which Partnership shall have given notice to Lender in the manner herein provided.

         Section 7.2 Usury. Anything to the contrary notwithstanding, the obligations of Partnership under this Agreement and the Note shall be subject to the limitation that they not exceed the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Agreement or the Note under applicable law.

         Section 7.3 Expenses, Indemnification, Etc. (a) Partnership shall indemnify Lender for all reasonable costs, expenses, and charges (including, without limitation, reasonable fees and charges of legal counsel for Lender) incurred by Lender in connection with the enforcement of this Agreement, the Note or the other Loan Documents resulting from Partnership's breach thereof.

         (b) Partnership agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Partnership of the proceeds of any Loan, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred (i) by reason of the gross negligence or willful misconduct of the person to be indemnified, (ii) in FCC proceedings, wherein each party shall be responsible for its own expenses and (iii) in connection with the preparation of this Agreement).

         (c) Partnership agrees to reimburse Lender on demand for any documentary stamp taxes which may be imposed by the State of Florida or other pertinent Taxing authority in connection with the transactions contemplated by this Agreement, the Note or the other Loan Documents.

         Section 7.4 Survival. The provisions of Section 7.3 shall survive the repayment of the Loans.

         Section 7.5  Complete Agreement: Waivers and Modification.

         (a) This Agreement, together with the other Loan Documents and the schedules hereto and thereto, constitutes the complete and entire agreement between the parties hereto regarding the subject matter hereof. All agreements, contracts, promises, representations and statements, if any, between the parties hereto or their representative, with respect to the subject matter hereof are merged into this Agreement.

         (b) No waiver or modification of the terms hereof shall be valid unless in a writing signed by Partnership and Lender.

         (c) No failure or delay on the part of Lender in insisting upon the strict performance of any term, condition or covenant of, or in exercising any power, right or privilege under, this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof, or the exercise of any other power, right or privilege under this Agreement or under any other Loan Document.

         Section 7.6 Binding Effect. This Agreement and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns. Lender may assign its rights and interest under this Agreement and the other Loan Documents without the prior written consent of Partnership. Partnership shall not be permitted to assign it rights or delegate its duties under this Agreement or the Note without the prior written consent of Lender.

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


         Section 7.7 Construction, Headings. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the persons, entity or entities may require. Article and Section headings and the table of contents contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         Section 7.8 Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         Section 7.9 Governing of Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without giving effect to conflict of laws principles thereof.

         Section 7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

         Section 7.11 Inconsistencies. In the event of any inconsistency between any provision hereof and a provision of the Option Agreement, the Tower Lease or the Purchase Agreement, the provision of such other agreement shall govern.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement, or has caused this Agreement to be duly executed on his behalf, on the date first above written.

                                   AMERICAN RADIO SYSTEMS CORPORATION



                                   By: /s/ Steven B. Dodge
                                      Name: Steven B. Dodge
                                      Title: Chief Executive Officer


                                   JUPITER RADIO PARTNERS

                                   By:      InterMart Broadcasting, General
                                            Managing Partner



                                            By: /s/ Patricia S. Dahlin
                                               Patricia S. Dahlin
                                               Vice President

                                                                  EXHIBIT A

                           [FORM OF REQUEST FOR LOAN]

                                REQUEST FOR LOAN

TO:               American Radio Systems Corporation
                  116 Huntington Avenue
                  Boston, Massachusetts 02116
                  Attn:  Michael B. Milsom, Esq.
                             Vice President & General Counsel
                  Facsimile:  (617) 375-7575

FROM:             Jupiter Radio Partners
                  c/o Ms. Patricia S. Dahlin
                  Vice President/Controller
                  InterMart Broadcasting
                  4810 Deltona Drive
                  Punta Gorda, FL 33950
                  Facsimile: (941) 639-6742

DATE:             _____________________


                  Reference is hereby made to that certain Construction Loan Agreement dated as of December __, 1996 (as the same may be amended, modified or supplemented from time to time, the "Agreement"), between American Radio Systems Corporation, a Delaware corporation (the "Lender"), and Jupiter Radio Partners, a Florida partnership (the "Partnership"). Terms which are defined in the Agreement are used herein as therein defined.

                  This constitutes a Request for Loan pursuant to the Agreement.

                  Partnership hereby requests a Loan under the Agreement, based upon the following information:

(a)      Amount of Requested Loan: ___________________________________

(b)      Proposed Funding Date of Requested Loan: ___________________

(c) Partnership has incurred the following expenses in connection with the construction of the Project, and requests reimbursement for the amount(s) of such expenses.

         Architect: ___________________________________________________

         Contractor: ________________________________________________

         Description: _______________________________________________

         Amount: ____________________________________________________

         Date Incurred: _____________________________________________

         [Other Items of Information] _______________________________

(d) Attached to this Request for Loan are copies of the invoices relating to the above referenced expenses and for which reimbursement/the Loan is being requested.

(e)      As of the date hereof, no Default or Event of Default exists.

                  IN WITNESS WHEREOF, this Request for Loan has been duly completed as of the date first above written.

                                      JUPITER RADIO PARTNERS

                                      By:      InterMart Broadcasting,
                                               General Managing Partner



                                               By:__________________________
                                                  Patricia S. Dahlin
                                                  Vice President

                                                             EXHIBIT B


                                 PROMISSORY NOTE

U.S.  $150,000.00                                        Punta Gorda, Florida
                                                            December 11, 1996

                  FOR VALUE RECEIVED, the undersigned, JUPITER RADIO PARTNERS, a Florida partnership (the "Partnership"), hereby promises to pay to the order of AMERICAN RADIO SYSTEMS CORPORATION, a Delaware corporation (the "Lender"), in lawful money of the United States of America in immediately available funds, at the location and in the manner designated in the Construction Loan Agreement (as hereinafter defined), the principal sum of ONE HUNDRED FIFTY THOUSAND U.S. DOLLARS ($150,000.00) or the aggregate unpaid principal amount of all Loans made by the Lender to the Partnership, pursuant to the Construction Loan Agreement, whichever is less. The Partnership promises to pay interest on the unpaid principal amount hereof at the rate of nine percent (9.00%) per annum from the date hereof until paid in immediately available funds. Subject to mandatory or voluntary prepayment under the Construction Loan Agreement, all amounts due under this Note are payable on the earlier to occur of (a) 30 days after the "Option" described in the Option Agreement, dated as of September 20, 1996 between the Partnership and the Lender (the "Option Agreement"), expires or terminates unexercised, (b) 30 days after the date by which an asset purchase agreement should be executed under the Option Agreement, if such asset purchase agreement is not executed by such date, (c) 30 days after the termination of the Purchase Agreement pursuant to which the Partnership is to sell to the Lender the Assets (the "Purchase Agreement"), (d) the closing date under the Purchase Agreement and (e) December 31, 1997.

                  In case that any payments under this Note are not paid when due (whether at stated maturity, by acceleration or otherwise), such payments shall bear interest at the rate of eleven percent (11.00%) per annum for each day until paid or repaid. Upon the occurrence of an Event of Default, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Construction Loan Agreement.

                  All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the grid schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Partnership under this Note.

                  This Note is the promissory note referred to in, and evidences indebtedness incurred under, the Construction Loan Agreement, dated as of December __, 1996, between the Partnership and the Lender (as amended or modified in accordance with its terms, the "Construction Loan Agreement"), to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Partnership is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. This Note is also entitled to the benefits of the Loan Documents, including, without limitation, the provisions regarding security interests contained therein. As provided in the Construction Loan Agreement, this Note is subject to mandatory and voluntary prepayment, in whole or in part.

                  The Partnership hereby waives all requirements as to diligence, presentment, demand of payment, protest and notice of any kind in connection with this Note. All amounts owing hereunder are payable by the Partnership without relief from any valuation or appraisal laws.

                  The Partnership agrees to pay the reasonable costs and expenses of collection, including, without limitation, reasonable attorney's fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

                  This Note may not be changed, modified or terminated orally.

                  Capitalized terms used herein but not otherwise defined have the meaning ascribed to such terms in the Construction Loan Agreement.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO
ANY PRINCIPLES OF CONFLICTS OF LAW.

                                 JUPITER RADIO PARTNERS

                                 By:  InterMart Broadcasting,
                                      General Managing Partner



                                      By: /s/ Patricia S. Dahlin
                                         Patricia S. Dahlin
                                         Vice President, Intermart Broadcasting

                           Schedule to Promissory Note

                                  TRANSACTIONS
                                       ON
                                      NOTE




                                  Amount of         Outstanding
                                Principal or         Principal
          Amount of Loan        Interest Paid       Balance This      Notation
Date      Made This Date          This Date             Date          Made by